Exhibit 99.2

Income Investor PresentationQuarter 2020

Forward Looking Statement DisclosureCertain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:• economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;2

Forward Looking Statement Disclosure• financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies.Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.3

Preliminary Term Sheet

Issuer	First Financial Bancorp. (NASDAQ: FFBC)
Security Offered	Holding Company Subordinated Debt Due 2030
Security Rating[(1)]	BBB by Kroll Bond Rating Agency
Structure	Fixed-to-Floating Rate
Issuance Type	SEC Registered
Term	10 Years
Call Date	5 Years
Use of Proceeds	General Corporate Purposes
Sole Bookrunner	Keefe, Bruyette & Woods, *A Stifel Company*

FIRST
first financial bancorp

[1] A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

4

Presentation ContentsAbout First Financial BancorpFinancial PerformanceAppendix5

Our Franchise



Schererville
Fort Wayne
INDIANA
Lafayette
ILLINOIS
OHIO
Columbus
Indianapolis
Dayton
Cincinnati
Edgewood
Louisville
KENTUCKY

$15.1B
in assets

$9.3B/$10.6B
loans / deposits

$3.9B
wealth management

1.73%
Adj. PTPP ROAA[1]

NASDAQ: **FFBC**

Headquarters: **Cincinnati, Ohio**

Founded: **1863**

Banking Centers: **145**

Employees: **2,067**

Market Cap (3/31/20): **$1.5B**

Dividend Yield (3/31/20): **6.2%**

TCE Ratio: **8.25%**





Lines of Business

Commercial
C&I, O-CRE, ABL, Equipment Finance, Bannockburn Global Forex

Retail Banking
Consumer, Business Banking, Small Business

Mortgage Banking

Wealth Management / Private Banking
Treasury,

Investment Commercial Real Estate

Commercial Finance

fIRST
first financial bancorp

6

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.

Key Investment Highlights

Proven & sustainable business model spanning 150+ years

- Well managed through past credit cycles
- Conservative operating philosophy
- Consistent profitability – 118 consecutive quarters

Premier Midwest franchise with top quartile performance

High quality balance sheet & robust capital position (11.27% CET1 / 8.25% TCE)

Prudent risk management & credit culture with strong asset quality

Increased scale to continue investments in technology

Track record of well-executed acquisitions with a well-defined M&A strategy

Experienced and proven management team

FIRST
first financial bancorp
7

Complementary Market Centric StrategiesLoans $3.0B / Deposits $1.6B Loans $1.8B / Deposits $4.2B Loans $2.9B / Deposits $3.4B Loans $1.1B8Note: Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances.

fiRST flrot Inanclol IMMGo-to-Market Strategies =·······························································.···························=······· ························VisionCOMMER•CIAL BANKI NGRETAJL BANKINGVision VisionMOR•TGAGETo be known l!tlldapemte as ltJc:Busil'leZ Bar*.sod m pnMde ba o<*rtiam ID 1111b: uolnc:;o, ID tho owsnd m thU .,.,p cp,oe=Adlieve a icgrowth bya121tin .ong--lllstino n:l11tiomhips byfn:tilg wa-y5 to our dilms2.1cceed.To be knownas:.a premier rnort.QDQe lenduinow c:ommunioties bv IC"YaDging DI'Jr relation ie<cepticnalcf.ent SJeJVioe anlti !Icomp tlereoive 21ectionof o.,UX..m=isiourdimtsincblll:rvQtt.eir'*'-nCJfi'IJmTarget Audience • 1-'fgh Demondcr • Sl0...,...-100M·t l s.ll5Rr..:nue II so.. ErrcllDo'r'1!e:;Value PropositionCurrent Portfolio •..,.5001 $2Ail Cmnrcitments $1.71l s. - $L.lB &...s.n... Sl.lB Ft.ll FmD<t>ositsTarget Audience • ConwrtM!r'!; • Sm!!llBu!:>D!ss • Bu:;in.!::ss SarA:mo 1/alue PropositionGoats • Core Ol! it Growth • Cent R£u:nticn • ShDA!.r:L\'.1!11fet • Q..:;inc:ss BariangTarget Audience CJo:nts loolcira "'JIU1:ha.c ora hcunell:ss tnan $251'iMCurrent state • Qt.Orio Valww: $1B7MM • Avo""'"' siu $ZUXWeDlfcrthe pnxi'ucb; of atI"""' re_,.jcornpct.and, tnrou;,h pcr-..onal l!ltfonm'p bruildi.we bec:x:me theirtru:oted finsocialpa-:ner.Business linec Goal • LDDn&owt:hCentersan our.tHfnv to rerTMin r nt an:lr the PAJduds and s ce; t.hBt 0Lir1argeroompetit01"!0 do. b.Jt with D le\IIICI of dimt inti'Mcy that is drtfiCJit for larger rs to n.OurdmtsbJkl2toii as their partner, end wt: wi .eok to cnMdo lh<"'"""rv IXDCiuct and ....vice tt.t lhcvnud-btrt notl-ing 1M! llli!!Ydcn'L Current PortfolioBU5inus Objectives • Grow the busines • Foa.ls on CRA • l!egula.tDry Campliancr • Customer- AValue Pn:!positioo A team of mortgage expe:r't:$ tha deliver !I fast, coosi:ttent fO<"Oilrdicms by offEring BSIIJ':I:ol productsto meet the n.ecd!i of liD• [)io:pooit Gr11'Wth • H:e RevUlue • Addod no:w FDKX product line throuoll Bannockburn ecvi.nionNwnber of Clients T""" O.pa<>t Balana: TO'b!ll..o.!ln l:blana:Coosumu 317,963 $5.29 SBB MMBusiness 32.430 $1.29 $1.09.Pub l'<mds$173!-1.'1cl nt aments......................................................................" ..................................................................VisionWEALTH•MANAGEMENTVISionVisionCOMMERC•IAL ANANCEUtiizll hoi:;.tic v.ehh m:m ncnt proach 1D oruw. pre::serw. and pnert dicntwN!Ih.To be -by- prot'e.i:ionol do:w:lopers...d a-as IIJC morloo:t coder. Through oonstant monimrinu ondOJJpfication ofourstnrtJ:gywc..,;nbUid •high pcrion...O>o pcnfoliowith acceptoblorisk net cxcdlcnt firu ncial .-.turrno.To be the rMir'kct le Nier inciem. experience for commcn:::ial fWWJcing by d•li¥<r71o unique end drYOrsepnxkjct Gil<rino:> th""'iti cuttino-edoe tcchnoiDGYencf do:nt '""""""-Targrt Audience M"""' Affluo:n.t: $1..50-$499K 1-lHincome $250K-Slt-1'4.,AI.JMH.<1n Not Wcr1h $500K- 1-ll-l lncomo: $lMM-$JOt<N inJ>,UM Pion Span $1-$20MM PlanSizx: 100- PIIni Current PortfolioVillue Prop06ition • Con ierrt..,deffiDent\t'l!fl "'axn.,..h•,;,.,;,.oddn!ss n fi....OallhariOng needs; · h- F'ma= • E.pcni.. - T"""- E..,...,_ Ffimc:ml Pla...,;ro, FIPS • Best inOils!; Brob:rageRlrnarmBusin<>SS line GoalSCurrent Po Jio c..,trol0!-! $!Kl0Nt-1 SouthcmOI-l $L2B lndiiiUI $6BOMM H..fthcan: $259MMTAudit!ncl!Business lin!_Goals • loan Gmwth • Swap Ren:nue: • D..,.,;t GrowthTarget AuaJenCe • InB c: dail, WI'IJicsalc, t.IGA. UGU,Risk Retenl'.ion Groupo, Carrier,;) • lrr.=trnon<Ad.i,...... • Molti-tlrit • Certified PlblK: Aa::ountan6 • Carrwnorcial .6.1.11omotM: • Thrd-1"1arty loon s..w:;...,Current Portfolio I=RA 561-1M OSF $60 itRdoDonshiiPS As-.• Au.i GrowthPrafessionaJlrNHt!r'...Jtkwih prover! t:r"'ld.• CDnf to WI ZIIrtfla dowrt-cyde.Value PropositionBusiness Line GoalsT.r=t & l........,.,cnts 2,..402" Brolcuaoc: 8..2B6 RPS B9 ''(1) DatHS 12/31)19.$2.3B $UB $2 0MM• "'ew Client Arquisilian • M.:li1t:ainTop Owlrtie .,........,ntOutmmcsH.lllillthe uniQ!Je cspitl._do far O<Jr l.llrgooted cflaw-based1>1dustrieo wtie providing extraorrlinary :rvioe to our born:w.-ers..· -iaGrowth • RNcnue Growth

Our Current Focus: COVID-19 Response & Relief

Associates

- More than half our associates are working from home.
- Up to four weeks of pandemic pay is available for associates who cannot work on-site or at home.
- Protocols have been implemented for cleaning and distancing at all worksites.
- Financial assistance, like payment deferrals, line of credit increases and access to our experts is available for all.
- Mental wellbeing is being emphasized as we promote our employee assistance program.

Consumers

- Introduction of hardship relief programs like, payment deferrals, fee-waivers, and the suspension of new foreclosures.
- Modifications have been made to many products and service channels to make it easier and faster to make transactions, open accounts and conduct banking from home.
- Virtually all transactions can be handled via the drive-thru, including the ability to provide official checks, money orders and replacement debit cards.
- A hardship phone line and online form make it easy for clients to reach out and request help.
- To date, we have successfully modified over $45 million in consumer loans, including almost $40 million of residential mortgages.

Businesses

- Prudently working with clients to provide access to capital, defer payments when appropriate, and provide support during this difficult time.
- Our experienced team is helping clients leverage relief programs such as the SBA Disaster Loan program and the CARES Act Paycheck Protection Program (PPP).
- To date, we have received over 5,700 PPP loan requests totaling in excess of $1 billion dollars and secured SBA approval for almost 3,600 loans, or over $750 million.
- Additionally, we have modified over $950 million, or 10%, of total loan balances, to date.

Communities

- Many organizations in our com-munities are mobilizing to help provide assistance to those impacted economically by Coronavirus.
- First Financial will help lead those efforts by contributing $1 million to help fund COVID-19 relief efforts throughout our footprint.

FIRST
first financial bancorp

10

Presentation ContentsAbout First Financial BancorpFinancial PerformanceAppendix11

1Q 2020 Highlights

118th Consecutive Quarter of Profitability

Profitability	• Net income = $28.6 million or $0.29 per diluted share. Adjusted[1] net income = $30.7 million or $0.31 per diluted share[1]. • Return on average assets = 0.79%. Adjusted[1] return on average assets = 0.85%. • Return on average shareholders' equity = 5.21%. Adjusted[1] return on average shareholders' equity = 5.59%. • Return on average tangible common equity = 9.71%[1]. Adjusted[1] return on average tangible common equity = 10.41%.
Income Statement	• Net interest income = $114.3 million. • Net interest margin of 3.71% on a GAAP basis; 3.77% on a fully tax equivalent basis[1]. • Noninterest income = $35.4 million. • Noninterest expense = $89.7 million; $87.2 million[1] as adjusted. • Efficiency ratio = 59.91%. Adjusted [1] efficiency ratio = 58.19%. • Effective tax rate of 17.1%. Adjusted[1] effective tax rate of 17.4%.
Balance Sheet	• EOP assets increased $545.9 million compared to the linked quarter to $15.1 billion. • EOP loans increased $106.2 million compared to the linked quarter to $9.3 billion. • Average deposits increased $11.6 million compared to the linked quarter to $10.2 billion. • EOP investment securities increased $69.0 million compared to the linked quarter.
Asset Quality	• Provision expense = $23.9 million. Net charge-offs = ($0.9) million. NCOs / Avg. Loans = (0.04%) annualized. • Nonperforming Loans / Total Loans = 0.76%. Nonperforming Assets / Total Assets = 0.48%. • ACL / Nonaccrual Loans = 296.51%. ACL / Total Loans = 1.55%. Classified Assets / Total Assets = 0.83%.
Capital & Liquidity	• Total capital of 13.54%; Tier 1 common equity of 11.27%; Tangible common equity of 8.25% • Repurchased 880,000 shares during the quarter; suspended share buybacks on March 13th • Ample liquidity, with $4.6 billion of funding capacity

fIRST
first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.

12

Consistent Profitability

Diluted EPS



$0.48
$0.58
$0.56
$0.52
$0.31
$0.47
$0.53
$0.51
$0.49
$0.29
1Q19
2Q19
3Q19
4Q19
1Q20
Diluted EPS
Adjusted EPS 1

Return on Average Assets



1.38%
1.63%
1.54%
1.41%
0.85%
1.33%
1.50%
1.41%
1.34%
0.79%
1Q19
2Q19
3Q19
4Q19
1Q20
ROA
Adjusted ROA 1

Return on Avg Tangible Common Equity



16.45%
18.87%
17.67%
16.73%
10.41%
15.95%
17.33%
16.15%
15.84%
9.71%
1Q19
2Q19
3Q19
4Q19
1Q20
ROATCE
Adjusted ROATCE 1

Efficiency Ratio



52.9%
51.7%
53.8%
50.3%
55.7%
52.0%
59.8%
56.4%
59.9%
58.2%
1Q19
2Q19
3Q19
4Q19
1Q20
Efficiency Ratio
Adjusted Efficiency Ratio 1

first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.

13

Diverse and Growing Fee RevenuesNoninterest Income 1Q20 HighlightsGains from sales of loans $2,831 8%Total $35.4 million $10.0 million of foreign exchange income; a $4.0 million, or 65.7%, increase from 4Q19Continued momentum with $3.1 million of client derivative feesRecord trust and wealth management fees of $4.5 millionBankcard $2,698 7%All dollars shown in thousands 14

Net Interest Margin

Net Interest Margin (FTE)



4.10%
0.23%
0.11%
3.76%
4.04%
0.23%
0.12%
3.69%
3.96%
0.21%
0.15%
3.60%
3.89%
0.21%
0.14%
3.54%
3.77%
0.16%
0.10%
3.51%
1Q19
2Q19
3Q19
4Q19
1Q20
Basic Margin (FTE)
Loan Fees
Purchase accounting

Average Loans



5.69%
5.73%
5.58%
5.33%
5.04%
$8,773
$8,853
$9,014
$9,149
$9,221
1Q19
2Q19
3Q19
4Q19
1Q20
Gross Loans
Loan Yield (Gross)[1]

Average Deposits



0.78%
0.82%
0.80%
0.74%
0.64%
$10,068
$10,096
$10,018
$10,222
$10,234
1Q19
2Q19
3Q19
4Q19
1Q20
Total Deposits
Cost of Deposits

FIRST
first financial bancorp

All dollars shown in millions
[1] Includes loans fees and purchase accounting accretion

15

Attractive Deposit Portfolio

Deposit Product Mix (Avg)


Total $10.2 billion
Interest-bearing demand $1,394 13%
Noninterest-bearing $2,497 24%
Savings $893 9%
Money Markets $1,744 17%
Retail CDs $1,401 14%
Brokered CDs $703 7%
Public Funds $1,602 16%

1Q20 Average Deposit Progression


Interest-bearing demand $26.9
Noninterest-bearing $22.0
Savings $12.4
Money Markets -$11.4
Retail CDs -$37.4
Brokered CDs $20.6
Public Funds -$21.5

Total growth/(decline): $11.6 million

first financial bancorp

All dollars shown in millions.

16

High Quality Loan Portfolio

Loan LOB Mix (EOP)


Total $9.3 Billion
Franchise
$457
5%
Oak Street
$609
7%
Mortgage
$1,129
12%
Consumer
$868
9%
Small
Business
Banking
$1,063
11%
Commercial
$1,716
19%
ICRE
$3,466
37%

Net Loan Change-LOB (Linked Quarter)


ICRE
$115.1
Commercial
$4.7
Small Business Banking
-$25.2
Consumer
$3.1
Mortgage
$8.8
Oak Street
$14.4
Franchise
-$11.0
Other
-$3.7

Total growth/(decline): $106.2 million

4.6% annualized growth in Q1'20: Only a modest increase in commercial line utilization

FIRST
first financial bancorp

All dollars shown in millions.

17

Diversified & Granular Commercial Portfolios

C&I Loans by Industry [1]

C&I Loans: $3.6B



Real Estate
12%
Manufacturing
12%
Health Care
6%
Retail Trade
5%
Agriculture
5%
Other Services
5%
Professional & Tech
4%
Wholesale Trade
4%
Other
16%
Finance & Insurance
18%
Accommodation & Food Services
13%

CRE Loans by Collateral [2]

CRE Loans: $3.7B



Office
14%
Hotel/Motel
11%
Nursing/Assisted Living
6%
Residential, 1-4 Family
3%
Industrial Facility
3%
Restaurant
3%
Student Housing
2%
Other
15%
Residential, Multi Family 5+
20%
Retail
23%

[1] Industry types included in Other representing greater than 1% of total C&I loans include Construction, Transportation & Warehousing, Public Administration, Arts & Recreation, Waste Management, Management of Companies & Enterprises, and Educational Services. Includes owner-occupied CRE.
[2] Collateral types included in Other representing greater than 1% of total CRE loans include Medical Office, Warehouse, Mini Storage, Real Estate IUB Other, and Vacant Land Not Held for Development.

FIRST
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18

Sectors with Escalated Monitoring: Franchise Portfolio$455 million in balances or 5% of total loans69% or $312 million of the portfolio has secured either a payment deferral through the FFB COVID-19 relief program or a PPP loan approval93% of portfolio was pass rated at 3/31 (pre- COVID-19)9 of top 10 largest relationships include at least some real estate collateral$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0Franchise Portfolio – Top 10 ConceptsBalances % of Portfolio25%20%15%10%5%0%Franchise Portfolio by Restaurant TypeFranchise GeographyDelivery Centric $138M 30%Sit Down $155M 34%Drive Thru $162M 36%OhioGeorgia New Mexico New Jersey North Carolina Virginia Florida Texas California0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 19All dollars shown in millions.

Sectors with Escalated Monitoring: Hotel Portfolio

- $401 million in balances or 4% of total loans
- 96% or $387 million of the portfolio has secured either a payment deferral through the FFB COVID-19 relief program or a PPP loan approval
- Majority concentrated in Midwest Metro markets reliant on business travel vs. convention business
- 100% of portfolio was pass rated at 3/31 (pre-COVID-19)
- The current portfolio has an average LTV of 61%
- Underwriting practices and historical experience indicate that the portfolio performs at 50% occupancy rates and above

Hotels by Flag


Other
$44M
11%
Choice
$30M
8%
Hilton
$148M
37%
IHG
$69M
17%
Marriott
$110M
27%

Hotels by Geography


Out of Footprint
$92M
23%
Footprint
$309M
77%

first financial bancorp

20

Sectors with Escalated Monitoring: Retail CRE Portfolio

- $846 million in balances or 9% of total loans
- 52% or $437 million of the portfolio has secured either a payment deferral through the FFB COVID-19 relief program or a PPP loan approval
- 100% of portfolio was pass rated at 3/31 (pre-COVID-19)
- Bank has focused on strong locations with adequately capitalized sponsors, which is essential in right sizing deals that do not rebound to pre-pandemic levels.

State



$250
$200
$150
$100
$50
$0
Balances
30%
25%
20%
15%
10%
5%
0%
% of Portfolio
OH IN KY NY SC NC NE IL MD WV MO PA MI FL VA AL TN MS RI KS OK GA AZ MN WA
Balances
% of Portfolio

Retail Properties >$3 million



$300
$250
$200
$150
$100
$50
$0
75%
70%
65%
60%
55%
Power Center
Anchored Strip
Unanchored Strip
Other
Single Tenant
Lifestyle Center
Balances
LTV

All dollars shown in millions.

first financial bancorp

21

Strong Credit Quality &
Highly Disciplined Credit Risk Management

Classified Assets / Total Assets


1.01%
1.02%
0.92%
0.62%
0.83%
$142.0
$147.8
$132.5
$89.3
$124.5
1Q19
2Q19
3Q19
4Q19
1Q20
Classified Assets
Classified Assets / Total Assets

Nonperforming Assets / Total Assets


0.60%
0.62%
0.56%
0.42%
0.48%
$83.9
$90.2
$80.8
$61.6
$72.2
1Q19
2Q19
3Q19
4Q19
1Q20
NPAs
NPAs / Total Assets

Net Charge Offs & Provision Expense


0.64%
13.9
$14.
0.08%
$1.8
$6.7
0.45%
10.2
$5.2
0.15%
$3.5
$4.6
-0.04%
-$0.9
$23.9
1Q19
2Q19
3Q19
4Q19
1Q20[1]
NCOs
Provision Expense
NCOs / Average Loans

[1] Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

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22

Current Expected Credit Losses (CECL) - Loans and Leases

ACL / Total Loans



0.64%
0.69%
0.62%
0.63%
1.29%
1.55%
$56.7
$61.5
$56.6
$57.7
$119.2
$143.9
1Q19
2Q19
3Q19
4Q19
1/1/2020 1
1Q20 1
Allowance for Credit Losses
ACL / Total Loans

ACL by Loan Type

	12/31/2019	1/1/2020	3/31/2020
Loans			
Commercial and industrial	$ 18,584	$ 28,485	$ 45,409
Lease financing	971	1,089	1,494
Real estate-construction	2,381	13,960	13,511
Real estate - commercial	23,579	47,697	53,155
Real estate - residential	5,299	10,789	11,284
Home equity	4,787	13,217	14,827
Installment	392	1,193	1,238
Credit card	1,657	2,726	2,967
ACL-loan and lease losses [1]	$ 57,650	$ 119,155	$ 143,885
ACL-unfunded commitments [1]	$ 585	$ 12,740	$ 14,308

1Q20 Highlights

- Adoption impact
  - $119.2 million, an increase of $61.5 million from 12/31/19
  - Day 1 increase driven by acquired loans and life of loan expectations compared to the incurred loss model
- March 31 CECL highlights:
  - $143.9 million, or 1.55% of loan balances
  - $23.9 million provision expense substantially driven by expected economic impact of COVID-19
  - Utilizes final March Moody's baseline forecast in quantitative model, which considers both COVID-19 and the economic stimulus
  - $14.3 million ACL – unfunded commitments; $1.6 million provision expense

[1] Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

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Ample Sources of Additional Liquidity Aided by Strong Risk Management

Investment Portfolio Composition



Non-Agency pass-through securities 3%
Corporate securities 2%
Total: $3.2B
Duration: ~3.1 Yrs
Regulatory stock 5%
Non-Agency CMOs 6%
Agency pass-through securities 11%
Municipal bond securities 24%
Commercial MBSs 19%
Asset-backed securities 11%
Agency CMOs 19%

Investment Portfolio Quality



Regulatory Stock 4%
AAA 15%
AA 5%
AA- 4%
AA+ 4%
A+ 2%
BBB 1%
A- 1%
Other 12%
Agency 52%

Liquidity Sources

- In addition to deposits, First Financial has approximately **$4.6 billion of readily available funding sources** to meet customer needs through the following sources:
  - Fed funds
  - FHLB funding
  - Brokered CDs
  - Highly liquid securities
  - Fed discount window

- First Financial has the following sources of liquidity at the holding company:
  - $74.4 million in cash as of March 31, 2020
  - $86.1 million dividend capacity from First Financial Bank without prior regulatory approval
  - $30.0 million line of credit ($0 drawn at March 31, 2020)

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Solid Capital BaseTier 1 Common Equity Ratio Tier 1 Capital Ratio12.03%12.00%11.52%11.30%11.27%12.43%12.40%11.91%11.69%11.66%7.00%8.50%1Q192Q193Q194Q191Q201Q192Q193Q194Q191Q20Tier 1 Common Equity Ratio Basel III minimumTier 1 Capital Ratio Basel III minimumTotal Capital Ratio Tangible Common Equity Ratio14.24%14.20%13.62%13.39%PF $150M Tier 2 = 14.7%(1)13.54%9.15%9.34%9.17%9.07%8.25%10.50%1Q192Q193Q194Q192 1Q201Q192Q193Q194Q191Q20Tangible Common Equity RatioTotal Capital Ratio Basel III minimumStress testing indicates sufficient capital to absorb elevated credit losses and remain above regulatory minimums1 Assumes $150.0 million of gross proceeds from the subordinated notes offering with an underwriting spread of 1.00% and other offering expenses of $125,000; Assumes a risk-weighting of 0.0% on gross proceeds 2 Decline related to adoption of CECL during the quarter All capital numbers are considered preliminary. 25

Presentation ContentsAbout First Financial BancorpFinancial PerformanceAppendix26

Consolidated Financial Highlights

($000 except per share data)	2015	2016	2017	2018	2019	Quarter Ended, 3/31/20
	Year Ended December 31,					
Summary Balance Sheet:						
Total Assets	$8,147,411	$8,437,967	$8,896,923	$13,986,660	$14,511,625	$15,057,567
Loans Held for Investment	5,388,760	5,757,482	6,013,183	8,824,214	9,201,665	9,307,819
Deposits	6,179,624	6,525,788	6,895,046	10,140,394	10,210,229	10,635,558
Loans Held for Investment / Deposits	87.2%	88.2%	87.2%	87.0%	90.1%	87.5%
Profitability:						
Return on Average Assets	1.00%	1.07%	1.12%	1.37%	1.39%	0.79%
Return on Average Equity	9.33%	10.48%	10.78%	9.85%	9.11%	5.21%
Net Interest Margin (FTE)	3.66%	3.68%	3.66%	4.10%	4.00%	3.77%
Efficiency Ratio	62.5%	58.8%	66.7%	58.6%	55.6%	59.9%
Non-interest Income / Total Revenue	23.4%	20.3%	21.2%	18.7%	21.3%	23.6%
Net Income	$75,063	$88,526	$96,787	$172,595	$198,075	$28,628
Diluted EPS	$1.21	$1.43	$1.56	$1.93	$2.00	$0.29
Asset Quality:						
NPAs +90PD / Loans + OREO	1.30%	0.94%	0.74%	1.00%	0.67%	0.78%
Reserves / Total Loans	0.99%	1.01%	0.90%	0.64%	0.63%	1.55%
NPLs / Total Loans	1.06%	0.83%	0.69%	0.98%	0.65%	0.76%
NCOs / Avg. Loans	0.18%	0.10%	0.13%	0.15%	0.33%	(0.04%)
Capital Ratios:						
CET1 Ratio	10.3%	10.5%	10.6%	11.9%	11.3%	11.3%
Leverage Ratio	8.3%	8.6%	8.8%	9.7%	9.6%	9.5%
Tier 1 Capital Ratio	10.3%	10.5%	10.6%	12.3%	11.7%	11.7%
Total Capital Ratio	13.0%	13.1%	13.1%	14.1%	13.4%	13.5%

Note: 3/31/20 capital ratios reflect preliminary information.

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Markets of Operation50% of deposits in Ohio / 44% in Indiana / 5% in Kentucky / 1% in IllinoisFFBC's Top 10 MSAsFFBC RankFFBC BranchesFFBC Deposits in Mkt. ($M)FFBC Mkt. Share (%)Mkt. Active BranchesMkt. Total Deposits ($M)Proj. Pop. Growth '20 - '25Current Median HHI ($)Proj. HHI Growth '20 - '25Cincinnati, OH-KY-IN 4 51 $3,933 2.8% 687 $138,915 2.0% $68,093 10.8% Indianapolis-Carmel-Anderson, IN 14 12 814 1.5% 525 54,225 3.8% 65,306 11.2% Chicago-Naperville-Elgin, IL-IN-WI 37 9 805 0.2% 2,526 415,216 0.1% 74,285 11.5% Columbus, IN 1 6 677 49.5% 24 1,368 3.3% 67,372 12.8% Columbus, OH 15 5 512 0.8% 532 61,881 4.2% 68,420 9.2% Louisville/Jefferson County, KY-IN 14 12 454 1.6% 376 28,230 2.6% 63,750 11.6% Dayton-Kettering, OH 7 9 448 3.6% 195 12,342 1.0% 58,646 11.7% Bloomington, IN 3 2 336 12.1% 38 2,769 2.5% 54,429 16.3% Celina, OH 2 3 303 23.2% 21 1,306 0.8% 62,580 7.0% Greensburg, IN 1 3 202 42.9% 10 470 2.5% 60,192 11.1% FFBC Weighted Average Franchise 1.8% 64,848 10.9% Nationwide 3.3% 66,010 9.9%Source: S&P Global Market Intelligence. Market share data as of 6/30/19 and is pro forma for pending or recently completed transactions.28

Kroll Ratings as of April 20, 2020

FFBC's Kroll ratings reflect an overall strong credit profile

Entity	Type	Rating[1]	Outlook
First Financial Bancorp.			
	Senior Unsecured Debt	BBB+	Stable
	Subordinated Debt	BBB	Stable
	Short-Term Debt	K2	N/A
First Financial Bank			
	Deposit	A-	Stable
	Senior Unsecured Debt	A-	Stable
	Subordinated Debt	BBB+	Stable
	Short-Term Deposit	K2	N/A
	Short-Term Debt	K2	N/A

Source: Kroll Bond Rating Agency.
¹ Kroll Ratings Scale: https://www.krollbondratings.com/understanding-ratings/methodologies/rating-scales

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Historical Interest Coverage

(dollars in thousands)	For the Twelve Months Ended				Three Months Ended		
	12/31/16	12/31/17	12/31/18	12/31/19	3/31/20	3/31/20 PF	
Double Leverage							
Investment in Bank Subsidiary	$909,798	$970,290	$2,078,655	$2,272,991	$2,196,276	$2,196,276	
Consolidated Equity	865,224	930,664	2,078,249	2,247,705	2,179,383	2,179,383	
Double Leverage Ratio	105%	104%	100%	101%	101%	101%	
Proposed Subordinated Debt Offering Downstreamed to Bank						$0	
Pro Forma Investment in Bank Subsidiary						2,196,276	
Pro Forma Double Leverage Ratio						101%	
Interest Coverage							
Earnings:							
Income From Continuing Operations Before Taxes	$130,731	$116,163	$214,221	$242,862	$34,552	$32,677	
(+) Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	4,506	8,193	18,033	25,235	5,087	5,087	
(+) Long-term Borrowings Interest (inc. TruPS & Existing Sub Debt)	6,160	6,153	16,152	19,057	3,770	3,770	
(+) Sub Debt Interest Attributable to $150mm Raise[1]	-	-	-	-	-	1,875	
Earnings (Before Corporate Debt Interest)	$141,397	$130,509	$248,406	$287,154	$43,409	$43,409	A
(+) Interest on Deposits	22,613	35,182	56,962	79,032	16,365	16,365	
Earnings (Before Corporate Debt & Deposit Interest)	164,010	165,691	305,368	366,186	59,774	59,774	B
Interest Expense:							
Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	4,506	8,193	18,033	25,235	5,087	5,087	
Long-term Borrowings Interest (inc. TruPS & Existing Sub Debt)	6,160	6,153	16,152	19,057	3,770	3,770	
Sub Debt Interest Attributable to $150mm Raise[1]	-	-	-	-	-	1,875	
Interest Expense, Excluding Interest on Deposits	10,666	14,346	34,185	44,292	8,857	10,732	C
Interest on Deposits	22,613	35,182	56,962	79,032	16,365	16,365	
Interest Expense, Including Interest on Deposits	33,279	49,528	91,147	123,324	25,222	27,097	D
Interest Coverage (Excluding Deposit Interest Expense) - A / C	13.3x	9.1x	7.3x	6.5x	4.9x	4.0x	
Interest Coverage (Including Deposit Interest Expense) - B / D	4.9x	3.3x	3.4x	3.0x	2.4x	2.2x	

[1] Interest rate of 5.000% for illustrative purposes only.

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Non-GAAP MeasuresThe Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables.31

Net interest income and net interest mar in- full tax e uivalentThree months ended Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2020 2019 2019 2019 2019Net interest income $ 114,282 $ 118,902 $ 121,535 $ 122,302 $ 121,515 Tax equivalent adjustment 1, 624 1,630 1,759 1,416 1, 523Net interest income - tax equivalent $ 115,906 $ 120,532 $ 123,294 $ 123,718 $ 123,038Average earning assets $ 12,375,698 $ 12,288,761 $ 12,343,327 $ 12,294,911 $ 12,163,751Net interest margin1 3.71% 3.84% 3.91% 3.99% 4.05 % Net interest margin (fully tax equivalent)1 3.77% 3.89% 3.96% 4.04% 4.10% ' Margni s are calculated using net interest income annualized divided by average earning assets.The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.All dollars shown in thousands.first financial bancorp 32

Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	June 30, 2019	Mar. 31, 2019
Net income (a)	$ 28,628	$ 48,677	$ 50,856	$ 52,703	$ 45,839
Average total shareholders' equity	2,209,733	2,245,107	2,210,327	2,146,997	2,094,234
Less:					
Goodwill	(937,771)	(937,710)	(899,888)	(879,726)	(878,541)
Other intangibles	(75,014)	(78,190)	(51,365)	(37,666)	(39,900)
MSR's	(10,608)	(10,367)	(10,118)	(9,906)	(9,896)
Average tangible equity (b)	1,186,340	1,218,840	1,248,956	1,219,699	1,165,897
Total shareholders' equity	2,179,383	2,247,705	2,261,313	2,188,189	2,130,419
Less:					
Goodwill	(937,771)	(937,771)	(937,689)	(879,727)	(879,727)
Other intangibles	(73,258)	(76,201)	(79,506)	(36,349)	(38,571)
MSR's	(10,278)	(10,650)	(10,293)	(10,086)	(9,891)
Ending tangible equity (c)	1,158,076	1,223,083	1,233,825	1,262,027	1,202,230
Total assets	15,057,567	14,511,625	14,480,445	14,437,663	14,074,263
Less:					
Goodwill	(937,771)	(937,771)	(937,689)	(879,727)	(879,727)
Other intangibles	(73,258)	(76,201)	(79,506)	(36,349)	(38,571)
MSR's	(10,278)	(10,650)	(10,293)	(10,086)	(9,891)
Ending tangible assets (d)	14,036,260	13,487,003	13,452,957	13,511,501	13,146,074
Risk-weighted assets (e)	11,027,347	11,023,795	10,883,554	10,674,394	10,358,805
Total average assets	14,524,422	14,460,288	14,320,514	14,102,733	13,952,551
Less:					
Goodwill	(937,771)	(937,710)	(899,888)	(879,726)	(878,541)
Other intangibles	(75,014)	(78,190)	(51,365)	(37,666)	(39,900)
MSR's	(10,608)	(10,367)	(10,118)	(9,906)	(9,896)
Average tangible assets (f)	$ 13,501,029	$ 13,434,021	$ 13,359,143	$ 13,175,435	$ 13,024,214
Ending shares outstanding (g)	97,968,958	98,490,998	100,094,819	98,647,690	98,613,872
Ratios					
Return on average tangible shareholders' equity (a)/(b)	9.71%	15.84%	16.15%	17.33%	15.95%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(d)	8.25%	9.07%	9.17%	9.34%	9.15%
Risk-weighted assets (c)/(e)	10.50%	11.09%	11.34%	11.82%	11.61%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.79%	9.07%	9.35%	9.26%	8.95%
Tangible book value per share (c)/(g)	$ 11.82	$ 12.42	$ 12.33	$ 12.79	$ 12.19

All dollars shown in thousands.

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Non-GAAP to GAAP Reconciliation

Additional non-GAAP measures

	1Q20		4Q19		3Q19		2Q19		1Q19	
(Dollars in thousands, except per share data)	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 114,282	$ 114,282	$ 118,902	$ 118,902	$ 121,535	$ 121,535	$ 122,302	$ 122,302	$ 121,515	$ 121,515
Provision for credit losses-loans and leases (j)	23,880	23,880	4,629	4,629	5,228	5,228	6,658	6,658	14,083	14,083
Provision for credit losses-unfunded commitments (j)	1,568	1,568								
Noninterest income	35,384	35,384	36,768	36,768	33,140	33,140	34,638	34,638	26,827	26,827
less: gains (losses) on sale of investment securities		(157)		(56)		208		52		(34)
Total noninterest income (g)	35,384	35,541	36,768	36,824	33,140	32,932	34,638	34,586	26,827	26,861
Noninterest expense	89,666	89,666	93,064	93,064	86,226	86,226	84,378	84,378	78,499	78,499
less: severance and merger-related expenses		329		693		5,192		5,187		1,734
less: historic tax credit write-down @ 21%				2,862						
less: COVID-19 costs		1,011								
less: other		1,139		1,740		711		336		78
Total noninterest expense (e)	89,666	87,187	93,064	87,769	86,226	80,323	84,378	78,855	78,499	76,687
Income before income taxes (i)	34,552	37,188	57,977	63,328	63,221	68,916	65,904	71,375	55,760	57,606
Income tax expense	5,924	5,924	9,300	9,300	12,365	12,365	13,201	13,201	9,921	9,921
plus: tax effect of adjustments		554		377		926		785		388
plus: after-tax impact of historic tax credit write-down @ 35%				2,261						
Total income tax expense (h)	5,924	6,478	9,300	11,938	12,365	13,291	13,201	13,986	9,921	10,309
Net income (a)	$ 28,628	$ 30,710	$ 48,677	$ 51,390	$ 50,856	$ 55,625	$ 52,703	$ 57,389	$ 45,839	$ 47,297
Averaged diluted shares (b)	98,356	98,356	99,232	99,232	99,078	99,078	98,648	98,648	98,436	98,436
Average assets (c)	14,524,422	14,524,422	14,460,288	14,460,288	14,320,514	14,320,514	14,102,733	14,102,733	13,952,551	13,952,551
Average shareholders' equity	2,209,733	2,209,733	2,245,107	2,245,107	2,210,327	2,210,327	2,146,997	2,146,997	2,094,234	2,094,234
Less:										
Goodwill and other intangibles	(1,023,393)	(1,023,393)	(1,026,267)	(1,026,267)	(961,371)	(961,371)	(927,298)	(927,298)	(928,337)	(928,337)
Average tangible equity (d)	1,186,340	1,186,340	1,218,840	1,218,840	1,248,956	1,248,956	1,219,699	1,219,699	1,165,897	1,165,897
Ratios										
Net earnings per share - diluted (a)/(b)	$ 0.29	$ 0.31	$ 0.49	$ 0.52	$ 0.51	$ 0.56	$ 0.53	$ 0.58	$ 0.47	$ 0.48
Return on average assets - (a)/(c)	0.79%	0.85%	1.34%	1.41%	1.41%	1.54%	1.50%	1.63%	1.33%	1.38%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	1.66%	1.73%	1.72%	1.86%	1.90%	2.05%	2.06%	2.22%	2.03%	2.08%
Return on average tangible shareholders' equity - (a)/(d)	9.71%	10.41%	15.84%	16.73%	16.15%	17.67%	17.33%	18.87%	15.95%	16.45%
Efficiency ratio - (e)/((f)+(g))	59.9%	58.2%	59.8%	56.4%	55.7%	52.0%	53.8%	50.3%	52.9%	51.7%
Effective tax rate - (h)/(i)	17.1%	17.4%	16.0%	18.9%	19.6%	19.3%	20.0%	19.6%	17.8%	17.9%

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first finandal bancorpF1rst Financial Bank First Financial CEonter 255 East Fifth Strli?et Suite 800 Clncinnati 0H 45202-4248